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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                       Date of report: September 17, 1997
                        (Date of earliest event reported)


                  FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.,
                        a California limited partnership
             (Exact name of registrant as specified in its charter)




         California             Commission File:                  95-4200409
(State or other jurisdiction       0-18266                    (I.R.S. Employer
     of incorporation or                                   identification No.)
        organization)


                      10900 Wilshire Boulevard, 15th Floor
                          Los Angeles, California 90024
          (Address of principal executive offices, including zip code)




                                 (310) 824-9990
                (Registrant's phone number, including area code)


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               Item 5.         Other Events

                       On  or  about  September  8,  1997,  Madison  Partnership
               Liquidity Investors 36 , L.L.C. disseminated a letter stating its interest in acquiring up to 3,522 units of limited partnership interests in Falcon Classic Cable Income Properties, L.P. (the "Registrant") for a price of $560 per unit. This offer was made without the consent or involvement of the Registrant's General Partner. The General Partner has considered this offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the General Partner's bases therefor were conveyed to limited partners in a letter dated September 17, 1997 which is filed as an exhibit hereto and incorporated herein by this reference.

               Item 7.        Financial Statements, Pro Forma
                              Financial Information and Exhibits

               (c)     Exhibits

                    5.1     Letter to Limited Partners dated September 17, 1997.


                                     * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
                                 a California limited partnership

                                 By: Falcon Classic Cable Investors, L.P. General Partner

                                 By:      Falcon Holding Group, L.P.
                                          General Partner

                                 By:      Falcon Holding Group, Inc.
                                          General Partner


Date: September 17, 1997.        By:    /s/ Michael K. Menerey
                                        ------------------------
                                          Michael K. Menerey
                                          Chief Financial Officer

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                                                                  Sequentially
                                                                     Numbered
                    Exhibit                  Description               Page
               ------------------         ------------------      --------------

                       5.1                 Letter to Limited             5
                                             Partners dated
                                           September 17, 1997


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